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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  November 22, 2005
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                               LAND O'LAKES, INC.
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             (Exact name of registrant as specified in its charter)


        MINNESOTA                      333-84486                 41-0365145
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)





              4001 LEXINGTON AVENUE NORTH
                 ARDEN HILLS, MINNESOTA                            55126
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        (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code  (651) 481-2222
                                                   -----------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
     CFR 240.14a-12(b)).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01  OTHER EVENTS


     On November 22, 2005, Land O'Lakes, Inc. (the "Company") announced that it had completed a modified Dutch auction tender offer and will purchase, for cash, $150 million in aggregate principal amount of its 8 3/4% senior securities due 2011 (the "Securities") at a purchase price of $1,070 per $1,000 principal amount of Securities.

     A copy of the Company's press release is attached hereto as Exhibit 99.1



ITEM 9.01 EXHIBITS


     (c)    Exhibits.
     99.1   Land O'Lakes, Inc. press release dated November 22, 2005.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            LAND O'LAKES, INC.


Date:  November 22, 2005                    /s/ Peter S. Janzen
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                                            Peter S. Janzen
                                            Vice President and General Counsel